--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

October 9, 2003

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and nine months ended September 30, 2003. The net asset values per share at that date were $13.47, $13.09, and $13.09 for Class A, Class B, and Class C shares, respectively. Class I shares had a net asset value of $13.66. In addition, a distribution of $0.19 per share was declared for shareholders of record on September 18, 2003 and paid on September 19, 2003 to all four classes of shares.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Equity Income Fund had a total return, based on income and change in net asset value, of 7.9% for Class A shares. Class B and C shares both returned 7.7% for the quarter. Class I shares returned 8.0%. This compares to the NAREIT Equity REIT Index's(a) total return of 9.5%. For the nine months ended September 30, 2003 the fund's total return was 22.5% for Class A shares. Class B shares and C shares both returned 22.8%. Class I shares returned 23.7%. The NAREIT Equity REIT Index's total return was 24.7%. Fund performance information does not take into account sales loads or contingent deferred sales charges, if any.

    The REIT bull market rolled on in the third quarter, in a fashion totally consistent with what we expected at this point in the economic and real estate cycle. In our view, prices rose because investors recognized the bottoming of fundamentals, turned their attention to the recovery currently in force and anticipated that the recovery would continue over the next several quarters. We believe that recent developments and events validated this price advance. This has frustrated the growing chorus of REIT skeptics, many of whom believe that the sector had outperformed for too long and valuations were stretched to unsustainable levels. Analyst predictions--such as 'REITs will lag a rising stock market' and 'REITs are interest rate sensitive'--never came to pass as REITs performed well as stock prices rose and interest rates experienced a record increase.

    Widespread expectations by economists that U.S. GDP grew 5% in the third quarter had a positive impact on most asset classes, with the exception of long-term bonds. This economic strength was evidenced by improving consumer and business confidence, strong retail sales, increasing factory orders and growing manufacturing strength. Despite concerns about the 'jobless recovery,' signs finally appeared that job losses were abating and, by September, there was an actual increase in jobs.

    Indicators of improving health in the property market abound. Commentators have noted that vacancy rates in the office sector appear to be nearing their bottom. The prospect for future job growth should facilitate further improvement in this sector. In addition, developers and lenders have shown much greater restraint in this downturn than in the office market in the early 1990s, which should help the market recover more quickly than it did in the last recession. The apartment sector, which has been battered over the past several years, showed

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

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                                       1

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

moderate signs of improvement during the third quarter. Indicators such as revenue per available room in the hotel industry turned positive for the first time in over two years, and hotel stocks were the star performers of the quarter, rising 21%. Retail sales trends and as a result regional mall fundamentals continued to be very positive and the stocks rose over 13% in the quarter.

    Relative to its benchmark during the quarter, the fund benefited from maintaining an underweight position in the specialty sector, as well as stock selection in the health care, office and office/industrial sectors. Detracting from relative performance was our underweight in the hotel sector and our investment in REIT preferred securities, which we discuss in further detail below. The stock with the most significant positive impact on the fund's performance was Mills Corp., an owner and operator of regional malls, while the stock with the most significant negative impact was Crescent Real Estate Equities, which owns a diversified portfolio of properties, including office, retail and hotel.

    While the fund continues to generate excellent absolute performance, the increase in interest rates during July had a detrimental impact on the fund's preferred stock holdings, which contributed to the fund's relative underperformance during the third quarter. In fact, on a year-to-date basis, our allocation to REIT preferreds is the primary reason behind the fund's slight underperformance relative to its benchmark. We remain committed to investing in REIT preferreds due to their positive attributes (i.e., potentially higher yield/lower volatility), but have pared back our holdings in anticipation of rising interest rates. REIT preferreds are expected to underperform the broader REIT equity indexes during brief periods of rising interest rates (as was experienced during the third quarter) and periods of extreme REIT outperformance (as we've seen so far this year). We will continue to assess how REIT preferreds fit into our investment strategy and will adjust our holdings accordingly.

    At the company level, good news far outweighed bad, as a growing number of REIT managements affirmed or increased earnings guidance, or reported improving fundamental trends. In the office sector, the recent sale of New York's General Motors Building for $1.4 billion, nearly $800 per square foot, was a seminal event. The auction of this property attracted multiple bidders from both the public and private market and the final selling price far exceeded most expectations. This transaction provided hard evidence of the value of class A office properties and in our view had a very positive impact on large New York office owners such as Vornado Realty Trust (up 36% this year). Whereas office REITs as a whole have not been the single best performing sector in the REIT industry, we believe their 22% return this year likely indicates expectations that service sector job growth will translate into better occupancies and rents in the future. Responding to strong trends in retail sales, most regional mall owners have reported double digit earnings increases that have been accompanied by substantial dividend increases. General Growth Properties was a leader in this trend, having, recently raised its annual dividend by 25%. Further, the major mall owners have all completed new property developments or acquisitions that have boosted both current earnings and prospective growth rates.

    The industry-wide improvement in REIT balance sheets and growth prospects has continued unabated this year. The refinancing or retirement of high cost debt and preferred stock has improved financial strength and flexibility. This, in turn, has enhanced equity values. Still, it is notable that unsecured borrowing by REITs this year, at $6.4 billion, trails the $8.1 billion raised in the same period last year, suggesting that REITs are taking

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                                       2

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

advantage of low interest rates without increasing financial leverage. Many companies have taken advantage of strong stock prices to issue what we consider to be judicious amounts of common equity. This equity has most often been used to replace debt or make property acquisitions, often contributing to increased earnings. Whereas some commentators and analysts have argued that equity issuance is a warning sign, the $3.8 billion in common equity raised in the first nine months of 2003 significantly trails the $4.7 billion raised in the same period of 2002. (As a point of reference, the record for REIT equity issuance was $20 billion in 1997.) Further, considering that the equity market capitalization of the REIT industry is now over $200 billion, this equity issuance is rather insignificant.

    Many commentators and analysts have attributed the REIT rally simply to money flows, implying that rising prices are exclusively the result of irrational technical factors unsupported by fundamental factors. Indeed, while $3.0 billion has been invested in real estate mutual funds so far this year, this is well below absolute levels experienced historically. (As with equity issuance, fund inflows reached their peak in 1997, with $4.1 billion of new assets being invested in real estate mutual funds.) Further, as a percentage of the existing $23.5 billion in fund assets, it is an even less significant statistic. This flow of funds, in our opinion, is the result of the aforementioned fundamental factors. To believe that funds flows are the drivers of bull markets in our view places cause and effect in reverse order. Demand for an asset class is based on its investment merits, and that is what causes money to flow into that asset class.

INVESTMENT OUTLOOK

    Perhaps the most passionate debate in the REIT industry revolves around the current level of stock valuations. Following their strong price advance this year, REITs are trading, on average, at a modest premium to net asset value
(NAV), approximately 5% to 10% compared to their long-term average of 0%. In addition, they are trading at a price/cash flow multiple of 11.5, above their long-term average of 11.3. REIT skeptics assert that this limits any further upside price potential, and makes them vulnerable to a price decline. Overlooked, however, is the fact that improving fundamentals are already translating into higher earnings--thereby resulting in declining future price/cash flow ratios. Similarly, as property level cash flows increase, so are underlying property values. Almost every company that has reported or forecasted improving operations has seen Wall Street earnings estimates and NAV estimates rise, sometimes substantially.

    Just as fundamental events have validated price movements to date, further strong returns from REITs (as well as stocks in general), will require the anticipation of ongoing improvement in economic and real estate fundamentals. As this economic recovery proceeds, we expect quarter after quarter to bring continually increasing earnings and NAV estimates. As long as this prospect remains intact, we would expect share prices to perform in accordance.

    One further factor often overlooked is the access to capital and acquisitions that is available to most of the established high quality REITs. Their strengthened balance sheets have provided them with wide flexibility in acquiring and financing property. Their access to public and private debt and equity capital is simply

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                                       3

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

unprecedented. Just a few of the many examples are the international joint ventures the ProLogis company has established, raising over $1 billion of equity for investment in Europe and Asia. AMB Property Corp. has raised $200 million for the acquisition of domestic industrial properties. Health Care Property Investors has raised $200 million of equity in a joint venture to purchase medical office buildings. CBL & Associates and Developers Diversified have sold large shopping center portfolios to newly created companies in Australia, while retaining the management of them. As investor appetite for real estate has grown, more and more REITs are becoming the beneficiaries of this capital, and they are seeing more and more attractive acquisition opportunities. This has enabled them to achieve a competitive rate of return on new investments as well as to earn management and incentive fees. Again, we expect these transactions to boost both current and future earning power.

    A vast number of investors have become more interested in current income, due no doubt to the combination of market volatility, the low interest rate environment and the general focus on dividends brought on by the recently enacted legislation reducing the tax on corporate dividends. (REITs are excluded from this lower tax rate.) Strong dividend income, and indeed the possibility for dividend growth, are an important part of this equation and the REIT industry remains on the forefront of delivering growing income to shareholders. Despite the softest real estate market in 10 years and flat to declining cash flows industry-wide, REIT managements were able to add value by making judicious investment decisions and taking advantage of favorable capital and financing markets. This is demonstrated by the fact that REIT dividends, based on a weighted average of the 100 largest companies in the NAREIT Equity REIT Index, grew in 2002 at a 3.5% rate and continue to grow so far in 2003, at a 3.4% rate. We expect 48 of these 100 largest REITs to increase their dividends this year while only six will have reduced them. In our view, this year should be the trough year for REIT earnings, and we expect the rate of dividend growth to rise in 2004 and accelerate thereafter. Therefore, just like in the price/cash flow ratio and NAV analyses, we believe the current average REIT dividend yield (6.0% at quarter-end) must be viewed in the context of future growth potential as well.

    With respect to our outlook for the major property sectors, our portfolio weights reflect our view that the office sector is in the early stages of recovery, while it still has some of the lowest valuations. Regional mall growth rates have remained strong and valuations have remained favorable; however, their dividend yields have been driven down, causing us to lower our position in this sector. Rising interest rates and the creation of new jobs have begun to improve apartment demand and we have increased our holdings in this sector accordingly. Industrial valuations appear to already anticipate an early recovery in fundamentals, thus we are maintaining a neutral weight in this sector. While shopping center fundamentals have remained sound, we believe the sector is fully valued and likely to experience a slowing growth rate.

    Notwithstanding our long-term view of REIT industry prospects, we believe it would not be reasonable to expect a continuation of the extraordinary returns REITs have delivered so far this year. While we do not consider REITs to be expensive, the undervaluation they may have experienced in recent years has in our view been corrected. Our forecast is for a reversion to the long-term average total return--which was 11.6% for the 10-year period ended September
30, 2003--with most of that return coming from dividends. Successful investing,

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                                       4

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

particularly in real estate, requires a long-term time horizon. It is therefore ironic that so many real estate analysts have adopted a posture that embraces short-term market-timing. If we have learned anything from the past few tumultuous years of the securities markets, it is that market-timing is a trap for the unsophisticated. We believe more than ever in the power of REITs to deliver competitive total returns over the long-term while providing investors with excellent portfolio diversification benefits.

Sincerely,

              MARTIN COHEN               ROBERT H. STEERS
              MARTIN COHEN               ROBERT H. STEERS
              President                  Chairman

                           GREG E. BROOKS
                           GREG E. BROOKS
                           Portfolio Manager


          Cohen & Steers is online at COHENANDSTEERS.COM

    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general.
    ONLINE ACCESS is available for shareholders of Cohen & Steers funds whose accounts are held directly with Boston Financial Data Services, the fund's transfer agent. After registering, you will be able to manage your entire account online including purchasing or redeeming shares, updating account information, and checking your portfolio holdings. Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 index or Nasdaq composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

              So visit us today at COHENANDSTEERS.COM


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                                       5



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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                    NUMBER                         DIVIDEND
                                                   OF SHARES        VALUE          YIELD(a)
                                                  -----------   --------------   ------------
EQUITIES                                97.51%
  COMMON STOCK                          90.97%
    DIVERSIFIED                          9.72%
         Colonial Properties Trust.............       555,000   $   19,996,650       7.38%
         Crescent Real Estate Equities Co. ....     1,103,400       15,999,300      10.34
         iStar Financial.......................       422,700       16,464,165       6.80
         Newcastle Investment Corp. ...........       111,300        2,558,787       8.70
         Pennsylvania Real Estate Investment
            Trust..............................        35,900        1,200,855       6.10
         Vornado Realty Trust..................       920,700       44,230,428       5.66
                                                                --------------
                                                                   100,450,185
                                                                --------------
    HEALTH CARE                          7.27%
         Health Care Property Investors........       701,000       32,736,700       7.11
         Health Care REIT......................       286,700        8,844,695       7.59
         Nationwide Health Properties..........       470,900        8,236,041       8.46
         Ventas................................     1,480,300       25,342,736       6.25
                                                                --------------
                                                                    75,160,172
                                                                --------------
    HOTEL                                0.58%
         Hospitality Properties Trust..........       171,100        6,002,188       8.21
                                                                --------------
    INDUSTRIAL                           5.95%
         Catellus Development Corp.(b).........       562,500       13,753,125       0.00
         First Industrial Realty Trust.........       476,000       15,265,320       8.54
         Keystone Property Trust...............       584,400       11,839,944       6.52
         ProLogis..............................       682,400       20,642,600       4.76
                                                                --------------
                                                                    61,500,989
                                                                --------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

(b) Nonincome producing security.

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                                       6

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                    NUMBER                         DIVIDEND
                                                   OF SHARES        VALUE           YIELD
                                                  -----------   --------------   ------------
OFFICE                                  23.59%
         Arden Realty..........................     1,073,600   $   29,974,912       7.23%
         Boston Properties.....................       615,700       26,764,479       5.80
         Brandywine Realty Trust...............     1,010,800       25,967,452       6.85
         CarrAmerica Realty Corp. .............       945,800       28,232,130       6.70
         Equity Office Properties Trust........     1,694,200       46,641,326       7.26
         Highwoods Properties..................       700,400       16,711,544       7.12
         Mack-Cali Realty Corp. ...............       728,300       28,549,360       6.43
         Maguire Properties....................       648,500       13,294,250       7.80
         Prentiss Properties Trust.............       895,100       27,748,100       7.23
                                                                --------------
                                                                   243,883,553
                                                                --------------
    OFFICE/INDUSTRIAL                    6.77%
         Kilroy Realty Corp. ..................       513,200       14,651,860       6.94
         Liberty Property Trust................       846,000       31,285,080       6.54
         Mission West Properties...............       467,700        5,780,772       7.77
         Reckson Associates Realty Corp. ......       473,800       10,949,518       7.36
         Reckson Associates Realty
            Corp.--Class B.....................       318,100        7,364,015      11.19
                                                                --------------
                                                                    70,031,245
                                                                --------------
    RESIDENTIAL--APARTMENT              19.45%
         AMLI Residential Properties Trust.....       370,900        9,717,580       7.33
         Apartment Investment &
           Management Co. .....................       515,100       20,274,336       8.33
         Archstone-Smith Trust.................     1,536,900       40,543,422       6.48
         AvalonBay Communities.................       766,600       35,876,880       5.98
         Camden Property Trust.................       576,700       22,162,581       6.61
         Equity Residential....................       787,900       23,069,712       5.91
         Gables Residential Trust..............       730,000       23,593,600       7.46
         Mid-America Apartment Communities.....       256,900        7,753,242       7.75
         Post Properties.......................       339,900        9,255,477       6.61
         Summit Properties.....................       390,800        8,878,976       5.94
                                                                --------------
                                                                   201,125,806
                                                                --------------
    SELF STORAGE                         0.25%
         Sovran Self Storage...................        77,400        2,565,810       7.27
                                                                --------------

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                                       7


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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                    NUMBER                         DIVIDEND
                                                   OF SHARES        VALUE           YIELD
                                                  -----------   --------------   ------------
SHOPPING CENTER                         17.39%
       COMMUNITY CENTER                  5.93%
         Developers Diversified Realty
            Corp. .............................       652,800   $   19,499,136       5.49%
         Federal Realty Investment Trust.......       342,700       12,631,922       5.32
         Heritage Property Investment Trust....       435,000       12,562,800       7.27
         Kramont Realty Trust..................       515,800        8,742,810       7.67
         Ramco-Gershenson Properties Trust.....       231,400        5,889,130       6.60
         Urstadt Biddle Properties--Class A....       150,000        2,025,000       6.22
                                                                --------------
                                                                    61,350,798
                                                                --------------
       REGIONAL MALL                    11.46%
         CBL & Associates Properties...........       181,700        9,066,830       5.25
         Glimcher Realty Trust.................       814,800       17,167,836       9.11
         Macerich Co. .........................       661,100       24,956,525       6.04
         Mills Corp. ..........................       760,500       29,925,675       5.74
         Simon Property Group..................       856,800       37,339,344       5.51
                                                                --------------
                                                                   118,456,210
                                                                --------------
         TOTAL SHOPPING CENTER.................                    179,807,008
                                                                --------------
            TOTAL COMMON STOCK (Identified
              cost--$819,024,618)..............                    940,526,956
                                                                --------------

  PREFERRED STOCK                        6.54%
    DIVERSIFIED                          1.06%
         Colonial Properties Trust, 9.25%,
            Series C...........................         2,300           61,985       8.57
         Colonial Properties Trust, 8.125%,
            Series D...........................       121,000        3,146,000       7.81
         Crescent Real Estate Equities Co.,
            6.75%, Series A (Convertible)......       315,300        6,384,825       8.35
         Newcastle Investment Corp., 9.75%,
            Series B...........................        52,400        1,417,420       9.02
                                                                --------------
                                                                    11,010,230
                                                                --------------
    HEALTH CARE                          0.38%
         Health Care Property Investors,
             8.70%, Series B...................         4,300          107,414       8.73
         Nationwide Health Properties,
            7.677%, Series P...................        50,000        3,796,875      10.11
                                                                --------------
                                                                     3,904,289
                                                                --------------

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                                       8

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                         SEPTEMBER 30, 2003 (UNAUDITED)


                                                    NUMBER                         DIVIDEND
                                                   OF SHARES        VALUE           YIELD
                                                  -----------   --------------   ------------
HOTEL                                    0.40%
         FelCor Lodging Trust, $1.95, Series A
            (Convertible)......................        49,100   $    1,121,444       8.54%
         FelCor Lodging Trust, 9.00%,
            Series B...........................        28,200          694,002       9.14
         Host Marriott Financial Trust, 6.75%,
            QUIPS (Convertible)(a).............        15,900          699,600       7.68
         Innkeepers USA Trust, 8.625%,
            Series A...........................        64,700        1,623,970       8.61
                                                                --------------
                                                                     4,139,016
                                                                --------------
INDUSTRIAL                               0.30%
         Keystone Property Trust, 9.125%,
            Series D...........................       115,300        3,061,215       8.59
                                                                --------------
    OFFICE                               1.25%
         Alexandria Real Estate Equities,
            9.10%, Series B....................        42,500        1,175,550       8.24
         HRPT Properties Trust, 8.75%,
            Series B...........................       160,000        4,289,600       8.17
         Highwoods Properties, 8.625%,
            Series A...........................         7,400        7,427,750       8.59
                                                                --------------
                                                                    12,892,900
                                                                --------------
    OFFICE/INDUSTRIAL                    0.17%
         PS Business Parks, 8.75%, Series F....        66,300        1,763,580       8.23
                                                                --------------
    RESIDENTIAL--APARTMENT               1.06%
         Apartment Investment & Management Co.,
            9.375%, Series G...................        73,300        1,988,629       8.63
         Apartment Investment & Management Co.,
            10.10%, Series Q...................        53,000        1,409,270       9.51
         Apartment Investment & Management Co.,
            10.00%, Series R...................       116,600        3,101,560       9.40
         Mid-America Apartment Communities,
            8.30%, Series H....................       172,600        4,504,860       7.97
                                                                --------------
                                                                    11,004,319
                                                                --------------

-------------------
(a) QUIPS Quarterly Income Preferred Securities.

--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                     NUMBER                        DIVIDEND
                                                   OF SHARES        VALUE            YIELD
                                                  -----------   --------------   ------------
SHOPPING CENTER                          1.92%
       COMMUNITY CENTER                  0.44%
         Commercial Net Lease Realty, 9.00%,
            Series A...........................        24,500   $      655,375       8.41%
         Developers Diversified Realty Corp.,
            8.60%, Series F....................        68,000        1,815,600       8.05
         Ramco-Gershenson Property Trust,
            9.50%, Series B....................        39,300        1,096,470       8.53
         Urstadt Biddle Properties, 8.50%,
            Series C...........................        10,000        1,017,500       8.35
                                                                --------------
                                                                     4,584,945
                                                                --------------
       REGIONAL MALL                     1.48%
         CBL & Associates Properties, 8.75%,
            Series B...........................        49,000        2,653,350       8.09
         CBL & Associates Properties, 7.75%,
            Series C...........................        60,000        1,542,000       7.55
         Crown American Realty Trust, 11.00%,
            Series A...........................         9,800          562,030       9.59
         Glimcher Realty Trust, 8.75%,
            Series F...........................        63,400        1,623,040       8.55
         Mills Corp., 9.00%, Series B..........       147,700        3,928,820       8.46
         Mills Corp., 9.00%, Series C..........        44,000        1,174,800       8.43
         Mills Corp., 8.75%, Series E..........        69,000        1,825,050       8.28
         Taubman Centers, 8.30%, Series A......        76,700        1,931,306       8.26
                                                                --------------
                                                                    15,240,396
                                                                --------------
         TOTAL SHOPPING CENTER.................                     19,825,341
                                                                --------------
            TOTAL PREFERRED STOCK (Identified
              cost--$62,444,353)...............                     67,600,890
                                                                --------------
            TOTAL EQUITIES (Identified
              cost--$881,468,971)..............                  1,008,127,846
                                                                --------------

                                                   PRINCIPAL
                                                    AMOUNT
                                                  -----------
CORPORATE BOND                           0.42%
       Host Marriott, LP, 9.50%, due
         1/15/07 (Identified
         cost-$3,949,957)..............           $ 4,000,000        4,400,000
                                                                --------------
COMMERCIAL PAPER                         1.04%
       UBS Financial, 0.90%, due
         10/1/2003 (Identified
         cost--$10,709,000)............            10,709,000       10,709,000
                                                                --------------
TOTAL INVESTMENTS (Identified
  cost--$896,127,928) ................. 98.97%                   1,023,236,846
OTHER ASSETS IN EXCESS OF LIABILITIES .. 1.03%                      10,632,456
                                       ------                   --------------
NET ASSETS ........................... 100.00%                  $1,033,869,302
                                       ------                   --------------
                                       ------                   --------------

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                                       10

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                         SEPTEMBER 30, 2003 (UNAUDITED)

CLASS A SHARES:
    NET ASSETS..............................................  $315,823,572
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................    23,442,068
                                                              ------------
    Net asset value and redemption price per share..........  $      13.47
                                                              ------------
                                                              ------------
    Maximum offering price per share ($13.47[div]0.955)(a)..  $      14.10
                                                              ------------
                                                              ------------

CLASS B SHARES:
    NET ASSETS..............................................  $217,271,593
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................    16,594,014
                                                              ------------
    Net asset value and offering price per share(b).........  $      13.09
                                                              ------------
                                                              ------------

CLASS C SHARES:
    NET ASSETS..............................................  $423,777,998
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................    32,367,774
                                                              ------------
    Net asset value and offering price per share(b).........  $      13.09
                                                              ------------
                                                              ------------

CLASS I SHARES:
    NET ASSETS..............................................  $ 76,996,139
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................     5,635,765
                                                              ------------
    Net asset value, offering and redemption value per
       share................................................  $      13.66
                                                              ------------
                                                              ------------

-------------------

(a) On investments of $100,000 or more, the offering price is reduced.

(b) Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

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                                       11

--------------------------------------------------------------------------------
                    COHEN & STEERS EQUITY INCOME FUND, INC.

                             FINANCIAL HIGHLIGHTS (a)
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                                                                      NET ASSET VALUE
                                                        NET ASSETS                                       PER SHARE
                                 --------------------------------------------------------   ----------------------------------
                                   CLASS A        CLASS B        CLASS C        CLASS I     CLASS A  CLASS B  CLASS C  CLASS I
                                 ------------   ------------   ------------   -----------   -------  -------  -------  -------
NET ASSET VALUE:
Beginning of period:
  12/31/2002...................  $164,607,372   $132,999,425   $228,560,650   $36,855,433   $11.43   $11.17   $11.17   $11.55
                                 ------------   ------------   ------------   -----------   ------   ------   ------   ------
  Net investment income........  $ 10,253,481   $  6,899,278   $ 12,555,027   $ 2,596,343   $ 0.53   $ 0.47   $ 0.46   $ 0.57
  Net realized and unrealized
    gain on investments........    38,807,986     29,314,474     53,743,928     9,414,396     2.08     2.02     2.03     2.11
  Distributions from net
    investment income..........   (10,937,799)    (8,294,415)   (15,280,083)   (2,594,629)   (0.57)   (0.57)   (0.57)   (0.57)
                                                                                            ------   ------   ------   ------
  Capital stock transactions:
    Sold.......................   159,368,239     68,680,088    169,173,891    37,397,204
    Distributions reinvested...     3,663,953        995,016      1,848,172     1,233,095
    Redeemed...................   (49,939,660)   (13,322,273)   (26,823,587)   (7,905,703)
                                 ------------   ------------   ------------   -----------
Net increase in net asset
  value........................  $151,216,200   $ 84,272,168   $195,217,348   $40,140,706   $ 2.04   $ 1.92   $ 1.92   $ 2.11
                                 ------------   ------------   ------------   -----------   ------   ------   ------   ------
End of period: 9/30/2003.......  $315,823,572   $217,271,593   $423,777,998   $76,996,139   $13.47   $13.09   $13.09   $13.66
                                 ------------   ------------   ------------   -----------   ------   ------   ------   ------
                                 ------------   ------------   ------------   -----------   ------   ------   ------   ------

                     AVERAGE ANNUAL TOTAL RETURNS--CLASS A
                 (PERIODS ENDED SEPTEMBER 30, 2003) (UNAUDITED)

         ONE YEAR                     FIVE YEARS             SINCE INCEPTION (9/2/97)
---------------------------   ---------------------------   ---------------------------
 INCLUDING      EXCLUDING      INCLUDING      EXCLUDING      INCLUDING      EXCLUDING
SALES CHARGE   SALES CHARGE   SALES CHARGE   SALES CHARGE   SALES CHARGE   SALES CHARGE
------------   ------------   ------------   ------------   ------------   ------------
 16.95%           22.46%         11.17%         12.20%         9.08%          9.90%

    Returns on the fund's other share classes will vary because of differing expense ratios and sales charges.

-------------------

(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

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                                       12

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:





             FOR HIGH CURRENT INCOME:                                 FOR TOTAL RETURN:

                 COHEN & STEERS                                        COHEN & STEERS
               EQUITY INCOME FUND                                       REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX



          FOR CAPITAL APPRECIATION:                                   FOR TOTAL RETURN:

                 COHEN & STEERS                                        COHEN & STEERS
               SPECIAL INCOME FUND                               INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF REITS AND OTHER REAL ESTATE COMPANIES            CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              REITS
      SYMBOL: CSSPX                                       OFFERS LOW TOTAL EXPENSE RATIO
                                                          HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

              FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
               OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
         1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

    THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL
     CHARGES AND EXPENSES, AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                    COHEN & STEERS EQUITY INCOME FUND, INC.



OFFICERS AND DIRECTORS                            KEY INFORMATION
                                                  INVESTMENT ADVISOR
Robert H. Steers                                  Cohen & Steers Capital Management, Inc.
Director and chairman                             757 Third Avenue
                                                  New York, NY 10017
Martin Cohen                                      (212) 832-3232
Director and president                            SUBADMINISTRATOR AND CUSTODIAN
                                                  State Street Bank and Trust Company
Gregory C. Clark                                  225 Franklin Street
Director                                          Boston, MA 02110
                                                  TRANSFER AGENT
Bonnie Cohen                                      Boston Financial Data Services, Inc.
Director                                          Two Heritage Drive
                                                  North Quincy, MA 02171
George Grossman                                   (800) 437-9912
Director                                          LEGAL COUNSEL
                                                  Simpson Thacher & Bartlett
Richard J. Norman                                 425 Lexington Avenue
Director                                          New York, NY 10017
                                                  DISTRIBUTOR
Willard H. Smith Jr.                              Cohen & Steers Securities, LLC
Director                                          757 Third Avenue
                                                  New York, NY 10017
Greg E. Brooks                                    Nasdaq Symbol: Class A - CSEIX
Vice president                                                   Class B - CSBIX
                                                                 Class C - CSCIX
                                                                 Class I - CSDIX
Adam Derechin
Vice president and assistant treasurer            Web site: cohenandsteers.com

Lawrence B. Stoller                               Net asset value (NAV) can be found
Assistant secretary                               in the daily mutual fund listings in the
                                                  financial section of most major newspapers
                                                  under Cohen & Steers.

                                                  This report is authorized for delivery
                                                  only to shareholders of Cohen & Steers
                                                  Equity Income Fund, Inc. unless accompanied
                                                  or preceded by the delivery of a currently
                                                  effective prospectus setting forth details
                                                  of the fund. Past performance is of course
                                                  no guarantee of future results and your
                                                  investment may be worth more or less
                                                  at the time you sell.





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                                       14

COHEN & STEERS
EQUITY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017


                              COHEN & STEERS
                            EQUITY INCOME FUND

                             QUARTERLY REPORT
                            SEPTEMBER 30, 2003



                           STATEMENT OF DIFFERENCES

The division sign shall be expressed as...............................[div]